Events after the close of the fiscal Year	12 Months Ended
Dec. 31, 2022
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Events after the close of the fiscal Year
NOTE 37: EVENTS AFTER THE CLOSE OF THE FISCAL YEAR
On January 1, 2023, the Company sold all the leasehold improvements, and furniture associated to the Group’s corporate offices located at
Rue
Edouard Belin 2, 1435 Mont-Saint-Guibert, Belgium, for a total value of €
1.3
 million. The Company will use part of this money to refurbish and move to its new facility located at Rue Dumont 9, 1435 Mont-Saint-Guibert, Belgium. The move to these new spaces is expected in the fourth quarter of 2023. As from January 1, 2023, until the date the Company moves into the new corporate offices (Dumont 9), the Company leases its current facilities (Belin, 2) from Cellistic, under a new lease contract (see note 34).
Effective January 9, 2023, the clinical team (8 employees) has joined the organization of ProPharma Group Holdings LLC, a global reputed CRO with whom Celyad has simultaneously entered into a service agreement for support relating to the closing of its clinical trials. The clinical trials remain under the Company responsibility as sponsor
,
while the clinical workforce has been transferred to said partner to secure a seamless closing of the clinical studies, preserving the best interests of the patients and investigational sites.
There were no other subsequent events that have occurred between year-end
and the date when the financial statements were authorized by the Board for issue.